UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): February 18, 2020
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
On February 18, 2020, the Audit and Compliance Committee of the Board of Directors of TransUnion (the “Company”) (i) dismissed Ernst & Young LLP (“EY”), the Company’s current independent registered public accounting firm; and (ii) engaged PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, subject to completion of PwC’s standard client acceptance procedures and execution of an engagement letter. The reports of EY on the Company’s consolidated financial statements for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2019 and 2018, and the subsequent interim period through February 18, 2020, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused them to make a reference thereto in their reports.
During the years ended December 31, 2019 and 2018, and the subsequent interim period through February 18, 2020, there were no “reportable events” requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K, except as described below.
During the quarterly period ended June 30, 2019, a material weakness in internal control over financial reporting was identified relating to the operating effectiveness of internal controls designed to prevent or timely detect unauthorized wire transfers by TransUnion Limited, a Hong Kong entity in which we hold a 56.25 percent interest, so as to safeguard the Company’s cash assets in TransUnion Limited from unauthorized wire transfers and prevent or detect a material misstatement of our financial statements. This material weakness was disclosed in Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2019 and September 30, 2019, and disclosed as remediated in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
The Company has provided EY with a copy of this report and has requested that EY provide a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the above statements as they relate to EY. A copy of such letter dated February 24, 2020 is attached as Exhibit 16.1 hereto.
During the years ended December 31, 2019 and 2018, and the subsequent interim period through February 18, 2020, neither the Company nor anyone on its behalf consulted PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of paragraph (a)(1)(iv) of Item 304 of Regulation S-K and paragraph (a)(1)(v) of Item 304 of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.
(d)The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description
Exhibit 16.1	Letter of Ernst & Young LLP
Exhibit 104	Cover Page Interactive Data File -- the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.
TRANSUNION
Date: February 24, 2020
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Senior Vice President